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                                                                   Exhibit 10.06

                                        April 30, 1996


Acusphere, Inc.
38 Sidney Street
Cambridge, MA 02139

Dear Ladies and Gentlemen:

     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned stockholders of Acusphere, Inc., (the "Company") hereby agrees that in the event of an underwritten public offering of the Company's securities, such stockholder will be bound by Section
2.14 of the Amended and Restated Investors' Rights Agreement, dated March 30, 1995 as if such stockholder were an "Investor" under such Agreement.

                                        Very truly yours,


                                        /s/ Sherri C. Oberg
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                                        Sherri C. Oberg


                                        /s/ Robert S. Langer
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                                        Robert S. Langer


                                        /s/ Harry R. Allcock
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                                        Harry R. Allcock